                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



                      Date of Report:  September 27, 1994



                         CORAM HEALTHCARE CORPORATION
- - ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



         Delaware                   1-11343                     33-0615337
- - ------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)



 4675 MacArthur Court, Suite 1250     Newport Beach, California        92660
- - ------------------------------------------------------------------------------
    (Address of principal executive offices)                        (Zip Code)



                                (714) 955-8776
- - ------------------------------------------------------------------------------
              (Registrant's telephone number including area code)



                                not applicable
- - ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




                                Page 1 of 5 Pages
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ITEM 5.     OTHER EVENTS.

                          On September 26, 1994, Coram Healthcare Corporation, a Delaware corporation (the "Registrant"), issued a press release announcing the settlement of the investigation conducted by the Office of the Inspector General of the U.S. Department of Health and Human Services, through the office of the U.S. Attorney for the Northern District of Georgia, of T2 Medical, Inc.'s financial arrangements with physicians. A copy of such press release is attached hereto as
         Exhibit 99 and is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)     Financial statements of businesses acquired.

            Inapplicable.

    (b)     Pro forma financial information (unaudited).

            Inapplicable.

    (c)     Exhibits.

            99 Press Release dated September 26, 1994, announcing the settlement of the investigation conducted by the Office of the Inspector General of the U.S. Department of Health and Human Services, through the office of the U.S. Attorney for the Northern District of Georgia, of T2 Medical, Inc.'s financial arrangements with physicians.





                               Page 2 of 5 Pages
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 27, 1994

                                        CORAM HEALTHCARE CORPORATION



                                        By:     /s/ James M. Sweeney
                                            ------------------------------------
                                            James M. Sweeney,
                                            Chairman and Chief Executive Officer





                               Page 3 of 5 Pages
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                                 EXHIBIT INDEX

Exhibit
  No.                      Document Description                                      Sequentially Numbered Page
- - -------                    --------------------                                      --------------------------
99               Press Release dated September 26, 1994,                                       5
                 announcing the settlement of the investigation
                 conducted by the Office of the Inspector General
                 of the U.S. Department of Health and Human
                 Services, through the office of the U.S. Attorney
                 for the Northern District of Georgia, of T2 Medical,
                 Inc.'s financial arrangements with physicians.





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